_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                   Date of Report  (Date of earliest event
                          Reported):  March 5, 1998

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998 which provides for the issuance of IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1).


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-29239                 13-3320910
----------------------------        ------------          -------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
    of Incorporation)               File Number)          Identification No.)

Eleven Madison Avenue
New York, New York                                                   10010
---------------------                                            ------------
Address of Principal                                               Zip Code
Executive Offices

      Registrant's telephone number, including area code (212) 325-2000
                                                         ----- --------
_____________________________________________________________________________


Item 5.   Other Events.
------    ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Credit Suisse First Boston Corporation, as Underwriter of the Certificates, has prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hereto as Exhibit 1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
------    ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          (99) The Series Term Sheet including Computational Materials.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.


                                        By:  /s/ FIACHRA T. O'DRISCOLL
                                            ---------------------------------
                                             Fiachra T. O'Driscoll
                                             Vice President

Dated:  March 5, 1998



                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

1.       The Series Term Sheet including Computational Materials



                                 EXHIBIT 1
                                 ---------


SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED MARCH 3, 1998
-------------------------------------

                                 $139,648,100
             Credit Suisse First Boston Mortgage Securities Corp.
                                  Depositor

                                 LOGO IndyMac

                             Seller and Servicer

IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1. The Series Term Sheet has been prepared for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to certain ABS Mortgage and Manufactured Housing Contract Asset-Backed Certificates, including the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Credit Suisse First Boston                       Donaldson, Lufkin & Jenrette
                                                    Securities Corporation

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-1 Pooling and Servicing Agreement to be dated as of March 1, 1998 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, IndyMac, Inc., as Seller and Servicer, and The Bank of New York, as Trustee.

The Certificates  . . . . . . The Certificates  will consist  of six  classes
                              (each, a "Class") of senior Certificates (collectively, the "Class A Certificates" or the "Senior Certificates") and four Classes of subordinate Certificates (respectively, the
                              "Class M Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates" and the "Class X Certificates"). The Class M, the Class B-1 and the Class B-2 Certificates are referred to collectively as the "Subordinate Certificates". The Certificates will be issued in the amounts and will bear the pass-through rates set forth below:

                                            Initial Certificate   Pass-Through
                              Certificates  Principal Balance(1)     Rate
                              ------------  --------------------  ------------

                              Class A-1.........    $ 7,000,000        %(2)
                              Class A-2.........    $26,850,000        %(3)
                              Class A-3.........    $24,350,000        %(3)
                              Class A-4.........    $18,300,000        %(3)
                              Class A-5.........    $39,020,000        %(4)
                              Class A-R.........    $       100        %(3)
                              Class M...........    $11,699,000        %(4)
                              Class B-1.........    $12,429,000        %(3)
                              Class B-2.........    $ 6,580,841        %(4)
                              Class X(5)
                              ----------
                              (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
                              (2) Computed on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.
                              (3) Computed on the basis of a 360-day year of twelve 30-day months.
                              (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the Weighted Average Net Contract Rate for the related Distribution Date.
                              (5) The Class X Certificates are interest-only securities that have no stated Certificate Principal Balance or Pass-Through Rate.

Certificates Offered . . . . . . . The  Class  A,  Class  M  and   Class  B-1
                                   Certificates  are  the  only  Certificates
                                   being   offered   hereby   (the   "Offered
                                   Certificates").

Cut-off Date . . . . . . . . . . . March 1, 1998.

Distribution Dates . . . . . . . . Generally,  the twenty-fifth  day of  each month, commencing April  27, 1998 (each, a
                                   "Distribution Date").

Interest Accrual Period  . . . . . With respect to each Distribution Date (i)
                                   for the Class A-1 Certificates, the period
                                   commencing  on   the  25th   day  of   the
                                   preceding  month through  the 24th  day of
                                   the month in which  such Distribution Date
                                   occurs  (except  that the  first  Interest
                                   Accrual   Period   for   the   Class   A-1
                                   Certificates will be  the period from  the
                                   Closing Date  through April 24,  1998) and
                                   (ii)  for  all  other Classes  of  Offered
                                   Certificates, the calendar month preceding
                                   the month  in which the  Distribution Date
                                   occurs   (each,   an   "Interest   Accrual
                                   Period").

Distributions  . . . . . . . . . . Distributions     to    Certificateholders
                                   generally  will  be applied  first  to the
                                   payment of interest, second to the payment
                                   of any unpaid principal  and third, if any
                                   principal is  then due, to  the payment of
                                   principal   of   the  related   Class   of
                                   Certificates.     The  principal   amounts
                                   generally  will  be   distributed  to  the
                                   extent  of   the  Available   Distribution
                                   Amount  after  payment   of  interest  and
                                   interest shortfalls  on the  Certificates,
                                   first to the Senior Certificateholders and
                                   then   to   each  Class   of   Subordinate
                                   Certificateholders    based    on    their
                                   respective priorities (i.e.,  first to the
                                   Class M  Certificateholders,  then  to the
                                   Class B-1  Certificateholders and  then to
                                   the Class B-2  Certificateholders).  Prior
                                   to   the  Cross-over   Date   or  on   any
                                   Distribution   Date   as  of   which   the
                                   Principal Distribution Tests  are not met,
                                   principal will be  allocated solely to the
                                   Class A Certificates;  otherwise principal
                                   will be allocated pro rata among the Class
                                   A,   the  Class   M   and   the  Class   B
                                   Certificates.

                                   The Class A  Principal Distribution Amount
                                   will in general be applied sequentially to
                                   the Class A Certificates in order of their
                                   numerical  designations  and the  Class  B
                                   Principal  Distribution  Amount   will  be
                                   applied   first    to   the    Class   B-1
                                   Certificates until reduced to zero and thereafter to the Class B-2 Certificates; in each case as more fully described in the Prospectus Supplement.

Subordination of the
  Subordinate Certificates . . . . The    rights     of    the     Class    M
                                   Certificateholders        to       receive
                                   distributions of  amounts collected  on or
                                   in  respect  of   the  Contracts  will  be
                                   subordinated to such rights  of the Senior
                                   Certificateholders. Interest and interest shortfalls on the Class M Certificates will not be subordinated to principal payments on the Senior Certificates.

                                   The  rights of  holders  of the  Class B-1
                                   Certificates to  receive distributions  of
                                   amounts  collected on or in respect of the
                                   Contracts similarly  will be  subordinated
                                   to such rights of the holders of the Class
                                   A and the Class M Certificates.   Interest
                                   and interest shortfalls  on the Class  B-1
                                   Certificates will not be subordinated to principal payments on either the Senior Certificates or the Class M Certificates.

Overcollateralization  . . . . . . Excess   interest   collections   will  be
                                   applied, to the extent  available, to make
                                   accelerated payments  of principal  on the
                                   Certificates.             The      "Target
                                   Overcollateralization   Amount"  generally
                                   shall mean, (i) for any Distribution  Date
                                   prior to the Cross-over Date, 1.25% of the
                                   Cut-off Date Pool Balance and (ii) for any
                                   other Distribution Date, the lesser of (x)
                                   1.25% of the Cut-off Date Pool Balance and
                                   (y)  2.25%  of the  then-outstanding  Pool
                                   Balance;  provided,  however, that  in  no
                                   event        shall       the        Target
                                   Overcollateralization Amount be  less than
                                   0.50% of the Cut-off Date Pool Balance.

Losses on Liquidated Contracts . . If the  Available Distribution  Amount (as
                                   defined in the  Prospectus Supplement) for
                                   any Distribution Date is not sufficient to
                                   distribute  an  amount equal  to  the full
                                   Formula Principal Distribution  Amount (as
                                   defined in the  Prospectus Supplement) for
                                   such    Distribution    Date     to    the
                                   Certificateholders,    in   addition    to
                                   interest    and     interest    shortfalls
                                   distributable  to  the Certificateholders,
                                   the   aggregate    Certificate   Principal
                                   Balance  will  be  greater than  the  Pool
                                   Balance. In such event, the amount of such
                                   deficiency (the "Liquidation Loss Amount")
                                   will be  allocated first to the  Class B-2
                                   Certificates  (a  "Class  B-2  Liquidation
                                   Loss  Amount")  to  reduce  the  Class B-2
                                   Adjusted  Certificate  Principal  Balance.
                                   After the  Class B-2  Adjusted Certificate
                                   Principal  Balance  has  been  reduced  to
                                   zero, any further Liquidation Loss Amounts
                                   will be allocated to  reduce the Class B-1
                                   Adjusted Certificate Principal  Balance (a
                                   "Class  B-1  Liquidation   Loss  Amount").
                                   After the  Class B-1  Adjusted Certificate
                                   Principal  Balance  has  been  reduced  to
                                   zero, any further Liquidation Loss Amounts
                                   will  be allocated  to reduce the  Class M
                                   Adjusted Certificate Principal  Balance (a
                                   "Class  M Liquidation  Loss Amount").  Any
                                   such  Liquidation  Loss  Amounts  will  be
                                   reduced on  subsequent Distribution  Dates
                                   to the  extent that the  related Available
                                   Distribution  Amounts  are  sufficient  to
                                   permit the  distribution of  principal due
                                   on the Certificates  on one or more  prior
                                   Distribution Dates but not  paid.  In  the
                                   event the  Adjusted Certificate  Principal
                                   Balance   of   a  Class   of   Subordinate
                                   Certificates  were  to  be  reduced  by  a
                                   Liquidation Loss Amount, interest accruing
                                   on such Class  will be calculated  on such
                                   reduced  Adjusted  Certificate   Principal
                                   Balance.   On   each   Distribution  Date,
                                   holders of Class M, Class B-1 and Class B-
                                   2 Certificates will be entitled to receive
                                   from the Available Distribution Amount for
                                   such   Distribution   Date,   one  month's
                                   interest at the  related Pass-Through Rate
                                   on  the  Adjusted   Certificate  Principal
                                   Balance of such Class. Additionally, such holders will be entitled to receive, prior to any distribution of principal on the related Class of Certificates, one month's interest at the related Pass-Through Rate on the Liquidation Loss Amount for such Class as of the immediately preceding Distribution Date (each, a "Liquidation Loss Interest Amount") and one month's interest at such Pass-Through Rate on any Liquidation Loss Interest Amount due on one or more prior Distribution Dates but not paid.

                                   The   "Adjusted    Certificate   Principal
                                   Balance"  of  any   Class  of  Subordinate
                                   Certificates on any Distribution Date will
                                   be its Certificate Principal Balance, less
                                   any Liquidation  Loss Amount  allocated to
                                   such Class on such Distribution Date. With
                                   respect to  any Distribution Date  and the
                                   Class   M,   Class   B-1  or   Class   B-2
                                   Certificates,   such   Class'  Certificate
                                   Principal  Balance  for  such Distribution
                                   Date shall  equal the sum  of such  Class'
                                   Adjusted Certificate Principal Balance and such Class' Liquidation Loss Amount for such Distribution Date.

Advances . . . . . . . . . . . . . On each Deposit Date, the Servicer will be required to make an  Advance in respect of
                                   each Due Period, in an amount equal to the
                                   interest  portion of  the related  Monthly
                                   Payment that  was not  timely  made.   The
                                   Servicer will not  be required to  advance
                                   principal in respect of any Contract.  The
                                   Servicer  will  be  required  to  make  an
                                   Advance  only  to   the  extent  that   it
                                   determines    such    Advance    will   be
                                   recoverable  from   future  payments   and
                                   collections  on  or  in   respect  of  the
                                   related Contracts.

Final Distribution Date  . . . . . To the extent not previously paid prior to
                                   such  dates,  the   outstanding  principal
                                   amount of  (i) the Class  A-1 Certificates
                                   will  be   payable  on   the  March   1999
                                   Distribution  Date (the  "Class A-1  Final
                                   Distribution  Date") and  (ii) each  other
                                   Class of Offered Certificates will be payable on the September 2028 Distribution Date (the "Final Distribution Date").

Optional Termination . . . . . . . The Depositor  and the Servicer  will each have the option to purchase from the Trust
                                   Fund all Contracts then outstanding and all other property in the Trust Fund on any Distribution Date on or after the first Distribution Date as of which the Pool Balance was less than 10% of the Cut-off Date Pool Balance.

                                   If neither the Depositor nor the  Servicer
                                   exercises its  optional termination  right
                                   within  90 days after such right can first
                                   be  exercised, the  Trustee shall  solicit
                                   bids  for the  purchase  of all  Contracts
                                   then outstanding and all other property in
                                   the  Trust  Fund.     In  the  event  that
                                   satisfactory bids  are received,  the sale
                                   proceeds    will    be    distributed   to
                                   Certificateholders.

The Contracts  . . . . . . . . . . The  assets  of the  Trust  will primarily consist of a pool (the "Contract Pool") of
                                   fixed     rate    manufactured     housing
                                   installment     sales     contracts    and
                                   installment loan agreements (collectively,
                                   the   Contracts")   secured   by  security
                                   interests  in   manufactured  homes   (the
                                   ""Manufactured    Homes")   financed    or
                                   refinanced  with   the  proceeds   of  the
                                   Contracts and, with respect  to certain of
                                   the    Contracts    (the    "Land-and-Home
                                   Contracts"), secured by  liens on the real
                                   estate on  which the  related Manufactured
                                   Homes are located.  The Contract Pool will
                                   consist of  approximately 3,634  Contracts
                                   having  an   aggregate  unpaid   principal
                                   balance  as   of  the   Cut-off  Date   of
                                   approximately  $146,228,941 (the  "Cut-off
                                   Date  Pool  Balance").   Based  on Cut-off
                                   Date Pool Balance, 63.07% of the Contracts
                                   are  secured by  Manufactured Homes  which
                                   were new and 36.93%  of the Contracts  are
                                   secured by  Manufactured Homes  which were
                                   used.  All of the Contracts as of the Cut-
                                   off Date  are Actuarial  Contracts.   Each
                                   Contract  bears  interest   at  an  annual
                                   percentage  rate (an  "APR")  of at  least
                                   7.00%  and  not  more  than 14.99%.    The
                                   weighted averaged APR of the Contracts  as
                                   of  the  Cut-off   Date  is  approximately
                                   10.30%. The Contracts have remaining terms
                                   to maturity as  of the Cut-off Date  of at
                                   least 18  months  but not  more  than  360
                                   months and original  terms to maturity  of
                                   at least 36  months but not more  than 360
                                   months.    As  of the  Cut-off  Date,  the
                                   Contracts had a weighted average remaining
                                   term  to  maturity  of  approximately  305
                                   months, a  weighted average  original term
                                   to  maturity of 310  months and a weighted
                                   average  seasoning   of  approximately   5
                                   months.    The weighted  average  Loan-to-
                                   Value  Ratio of  the Contracts  as of  the
                                   Cut-off  Date does  not exceed 87%  and no
                                   more than 3%  of the Contracts have  Loan-
                                   to-Value  Ratios  greater than  95%.   The
                                   average outstanding  principal balance  of
                                   the Contracts  as of the Cut-off  Date was
                                   approximately    $40,239.       Properties
                                   underlying the  Contracts were  located as
                                   of the Cut-off  Date in 47 states.   Based
                                   on    Cut-off    Date     Pool    Balance,
                                   approximately 15.30%, 9.64%, 8.68%, 7.52%,
                                   7.39%,  5.76%,  5.27%  and 5.02%  of  such
                                   properties are located in Texas, Michigan,
                                   Arizona,   California,  Nevada,   Florida,
                                   Washington and  Oregon, respectively.   No
                                   other  geographical  location  represented
                                   more than 5.00%  of the Cut-off Date  Pool
                                   Balance.  The final scheduled payment date
                                   on the Contract  with the latest  maturity
                                   is February  2028.   The Servicer  will be
                                   required to cause to be maintained one  or
                                   more  standard  hazard  insurance policies
                                   with  respect  to each  Manufactured  Home
                                   (other   than  a   Manufactured  Home   in
                                   repossession).

Certain Federal Income Tax
  Consequences . . . . . . . . . . An  election will  be  made to  treat  the
                                   Contract Pool and certain other assets  of
                                   the  Trust as  a REMIC for  federal income
                                   tax purposes  (the "Pooling  REMIC").   An
                                   election also  will be  made to treat  the
                                   "regular interests"  in the  Pooling REMIC
                                   and certain  other assets of the  Trust as
                                   another  REMIC  for   federal  income  tax
                                   purposes (the "Issuing REMIC").  The Class
                                   A Certificates (other  than the Class  A-R
                                   Certificates), the  Class M  Certificates,
                                   the Class B Certificates  and the Class  X
                                   Certificates     (including     Class    X
                                   components) will be designated as "regular
                                   interests"  in the  Issuing REMIC  and the
                                   Class A-R Certificates  will represent the
                                   beneficial  ownership  of   the  "residual
                                   interest" in each of the Pooling REMIC and Issuing REMIC.

ERISA Considerations . . . . . . . A  fiduciary of  an employee  benefit plan subject to the  Employee Retirement Income
                                   Security   Act   of   1974,   as   amended
                                   ("ERISA"), or Section 4975 of the Internal
                                   Revenue  Code  of  1986,  as amended  (the
                                   "Code"), should carefully  review with its
                                   legal  advisors  whether the  purchase  or
                                   holding of Class A-1,  Class A-2, Class A-
                                   3,  Class A-4,  Class  A-5 and  Class A-5R
                                   Certificates   could   give  rise   to   a
                                   transaction prohibited or not otherwise permissible under ERISA or the Code.

                                   An  employee  benefit plan  or  other plan
                                   subject to  ERISA and/or  Section 4975  of
                                   the Code will not be permitted to purchase
                                   or hold the Class A-R, Class M or Class B-
                                   1  Certificates   unless  an   opinion  of
                                   counsel  acceptable  to   the  Trustee  is
                                   delivered to the Trustee.

Legal Investment
  Considerations . . . . . . . . . For  as long  as the Class  A and  Class M
                                   Certificates  are rated in  one of the two
                                   highest rating categories  by at least one
                                   nationally  recognized  statistical rating
                                   organization,   such   Certificates   will
                                   constitute  "mortgage related  securities"
                                   under   the   Secondary   Mortgage  Market
                                   Enhancement Act of 1984 ("SMMEA") and, as such, will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.

                                   Because  the Class  B-1 Certificates  will
                                   not be  rated by  a nationally  recognized
                                   statistical rating organization  in one of
                                   its two highest categories,  the Class B-1
                                   Certificates will not constitute "mortgage
                                   related  securities"  under   SMMEA.    No
                                   representation   is   made   as   to   the
                                   appropriate characterization of  the Class
                                   B-1 Certificates under any laws relating to investments restrictions and investors should consult their legal advisors.

                                   The  Class  A-1   Certificates  have  been
                                   structured to  be eligible  securities for
                                   purchase by money  market funds under Rule
                                   2a-7 under the  Investment Company Act  of
                                   1940,  as amended.   A  money  market fund
                                   should   consult   its    legal   advisors
                                   regarding the eligibility of the Class A-1
                                   Certificates under Rule 2a-7, the fund's investment policies and objectives and an investment in the Class A-1 Certificates.

Rating . . . . . . . . . . . . . . It is a condition to issuance that Moody's
                                   Investors  Service,  Inc.  ("Moody's") and
                                   Fitch  IBCA, Inc.  ("Fitch" and,  together
                                   with  Moody's,  the   "Rating  Agencies"),
                                   respectively,  rate  (i)   the  Class  A-1
                                   Certificates "P-1"  and "F-1+,",  (ii) the
                                   Class A-2, Class A-3, Class A-4, Class A-5
                                   and  Class  A-R   Certificates  "Aaa"  and
                                   "AAA," (iii)  the Class M  Certificates at
                                   least "Aa3,"  and "AA" and (iv)  the Class
                                   B-1  Certificates  at   least  "Baa2"  and
                                   "BBB."

Delinquency, Loan Loss and Repossession Experience

     The following table sets forth the delinquency experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by IndyMac. All of the Contracts in the Trust will be conventional Contracts, meaning that they are not insured or guaranteed by any governmental agency.

                                                      Delinquency Experience
                                                      (Dollars in Thousands)

                                                                              At
                                          -----------------------------------------------------------------------------
                                          December 31,     March 31,       June 30,      September 30,     December 31,
                                              1996           1997            1997            1997             1997
                                          ------------     ---------       --------      -------------     ------------
Principal Balance of
  Contracts Outstanding(1). . . . . . .   $ 97,578         $ 131,368      $ 176,433       $ 243,540         $ 325,757

Principal Balance of
  Contracts Delinquent(2)
    30-59 Days  . . . . . . . . . . . .   $ 1,676          $     912      $   1,798       $   2,563         $   3,451
    60-89 Days  . . . . . . . . . . . .   $   162          $     368      $     477       $     715         $   1,436
    90 Days or More . . . . . . . . . .   $   263          $     675      $     889       $   1,412         $   2,275

Total Delinquency
  Dollars . . . . . . . . . . . . . . .   $ 2,101          $   1,954      $   3,164       $   4,691         $   7,162
  Percentage(3) . . . . . . . . . . . .      2.15%              1.49%          1.79%           1.93%             2.20%

-------------------
(1)  Excludes contracts already in repossession.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of the month is not 30 days delinquent until the first day of the following month.
(3) As a percentage of the principal balance of contracts outstanding at month end.

    The following table sets forth the loan loss and repossession experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by IndyMac.


                                                 Loss Experience
                                             (Dollars in Thousands)

                                                                     Quarter Ended
                               ------------------------------------------------------------------------------
                               December 31,      March 31,      June 30,      September 30,      December 31,
                                   1996            1997           1997            1997               1997
                               ------------      ---------      --------      -------------      ------------
Number of Contracts
  Serviced(1). . . . . . . . .     3,554             4,333          5,508           7,178             9,083

Principal Balance of
  Contracts Serviced(1). . . .  $ 97,745         $ 131,796      $ 177,214       $ 244,798         $ 328,450

Contract Repossessions . . . .  $     32         $     184      $     417       $     363         $   1,005

Contract Liquidations. . . . .  $      0         $      62      $     284       $     157         $     170

Ending Balance of Contracts
  in Repossession. . . . . . .
    Dollars. . . . . . . . . .  $    167         $     428      $     781       $   1,258         $    2,692
    Percentage(2). . . . . . .      0.17%             0.32%          0.44%           0.51%              0.82%

Net Losses
    Dollars . . . . . . . . . . $      5         $      33       $      96      $      20         $      164
    Percentage(2) . . . . . . .     0.01%             0.03%           0.05%          0.01%              0.05%

--------------------
(1)  As of period end.  Includes contracts in repossession.
(2) As a percentage of principal balance of contracts being serviced as of period end.

     The data presented in the foregoing tables is for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Contracts will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

     Appearing below is some information regarding the characteristics of the Contracts. Unless otherwise indicated by the context, all such information is as of the Cut-off Date. Percentages may not add to 100.00% due to rounding.

                             Geographical Distribution of Manufactured Homes(1)

                                                                        Aggregate
                                Number          Percentage of          Cut-off Date           Percentage of
                                  of              Number of              Contract             Cut-off Date
Geographic Location            Contracts          Contracts         Principal Balance         Pool Balance
-------------------            ---------          ---------         -----------------         ------------
Alabama . . . . . . . . . .          3              0.08%             $      68,300               0.05%
Arizona . . . . . . . . . .        275              7.57                 12,693,805               8.68
Arkansas  . . . . . . . . .         98              2.70                  3,315,616               2.27
California  . . . . . . . .        228              6.27                 11,000,844               7.52
Colorado  . . . . . . . . .         48              1.32                  2,419,264               1.65
Connecticut . . . . . . . .          1              0.03                     13,606               0.01
Delaware  . . . . . . . . .          1              0.03                     13,358               0.01
Florida . . . . . . . . . .        273              7.51                  8,420,242               5.76
Georgia . . . . . . . . . .        100              2.75                  4,093,985               2.80
Idaho . . . . . . . . . . .         52              1.43                  2,267,771               1.55
Illinois  . . . . . . . . .         39              1.07                  1,186,526               0.81
Indiana . . . . . . . . . .         51              1.40                  1,736,954               1.19
Iowa  . . . . . . . . . . .         19              0.52                    659,118               0.45
Kansas  . . . . . . . . . .          6              0.17                    164,151               0.11
Kentucky  . . . . . . . . .         20              0.55                    640,532               0.44
Louisiana . . . . . . . . .          2              0.06                    107,749               0.07
Maine . . . . . . . . . . .          1              0.03                     52,020               0.04
Maryland  . . . . . . . . .          4              0.11                    159,646               0.11
Massachusetts . . . . . . .          2              0.06                    103,445               0.07
Michigan  . . . . . . . . .        389             10.70                 14,101,230               9.64
Minnesota . . . . . . . . .         34              0.94                  1,147,635               0.78
Mississippi . . . . . . . .          6              0.17                    172,043               0.12
Missouri  . . . . . . . . .         92              2.53                  3,651,293               2.50
Montana . . . . . . . . . .         25              0.69                  1,253,761               0.86
Nebraska  . . . . . . . . .         10              0.28                    424,214               0.29
Nevada  . . . . . . . . . .        195              5.37                 10,809,807               7.39
New Hampshire . . . . . . .          8              0.22                    287,387               0.20
New Jersey  . . . . . . . .         12              0.33                    320,350               0.22
New Mexico  . . . . . . . .         43              1.18                  1,833,849               1.25
New York  . . . . . . . . .          7              0.19                    204,143               0.14
North Carolina  . . . . . .        134              3.69                  5,353,399               3.66
North Dakota  . . . . . . .          3              0.08                    107,282               0.07
Ohio  . . . . . . . . . . .         85              2.34                  2,066,695               1.41
Oklahoma  . . . . . . . . .         62              1.71                  2,352,539               1.61
Oregon  . . . . . . . . . .        171              4.71                  7,346,375               5.02
Pennsylvania  . . . . . . .        102              2.81                  2,479,809               1.70
Rhode Island  . . . . . . .          4              0.11                    103,480               0.07
South Carolina  . . . . . .        104              2.86                  4,233,673               2.90
South Dakota  . . . . . . .         14              0.39                    714,901               0.49
Tennessee . . . . . . . . .        144              3.96                  5,671,175               3.88
Texas . . . . . . . . . . .        567             15.56                 22,377,362              15.29
Utah  . . . . . . . . . . .         25              0.69                  1,045,819               0.72
Virginia  . . . . . . . . .          6              0.17                    243,656               0.17
Washington  . . . . . . . .        142              3.91                  7,704,948               5.27
West Virginia . . . . . . .          9              0.25                    310,151               0.21
Wisconsin . . . . . . . . .          2              0.06                     82,255               0.06
Wyoming . . . . . . . . . .         16              0.44                    712,776               0.49
                                 -----            ------              -------------             ------
  Total . . . . . . . . . .      3,634            100.00%             $ 146,228,941             100.00%
                                 -----            ------              -------------             ------

--------------------
(1) Based on the location of the properties underlying the Contracts as of the Cut-off Date.

                                           Original Contract Amounts

                                                                   Aggregate
                                               Percentage of      Cut-off Date          Percentage of
                               Number of         Number of          Contract            Cut-off Date
Original Contract Amount       Contracts         Contracts      Principal Balance       Pool Balance
------------------------       ---------       -------------    -----------------       -------------
$  4,999 or less . . . . . .         1             0.03%         $      4,726               0.00%
$  5,000 - $  9,999. . . . .        70             1.93               552,860               0.38
$ 10,000 - $ 14,999. . . . .       243             6.69             3,001,719               2.05
$ 15,000 - $ 19,999. . . . .       271             7.46             4,677,701               3.20
$ 20,000 - $ 24,999. . . . .       281             7.73             6,260,493               4.28
$ 25,000 - $ 29,999. . . . .       406            11.17            11,095,597               7.59
$ 30,000 - $ 34,999. . . . .       450            12.37            14,550,528               9.95
$ 35,000 - $ 39,999. . . . .       362             9.96            13,471,144               9.21
$ 40,000 - $ 44,999. . . . .       300             8.26            12,629,781               8.64
$ 45,000 - $ 49,999. . . . .       253             6.96            11,993,282               8.20
$ 50,000 - $ 54,999. . . . .       237             6.52            12,391,573               8.47
$ 55,000 - $ 59,999. . . . .       177             4.87            10,114,517               6.92
$ 60,000 - $ 64,999. . . . .       146             4.02             9,059,578               6.20
$ 65,000 - $ 69,999. . . . .       105             2.89             6,978,340               4.77
$ 70,000 - $ 74,999. . . . .        69             1.90             4,975,062               3.40
$ 75,000 - $ 79,999. . . . .        68             1.87             5,237,077               3.58
$ 80,000 - $ 84,999. . . . .        43             1.18             3,528,983               2.41
$ 85,000 - $ 89,999. . . . .        38             1.05             3,299,991               2.26
$ 90,000 - $ 94,999. . . . .        23             0.63             2,123,127               1.45
$ 95,000 - $ 99,999. . . . .        25             0.69             2,434,207               1.67
$100,000 and above . . . . .        66             1.82             7,848,657               5.37
                                 -----           ------          ------------             ------
   Total . . . . . . . . . .     3,634           100.00%         $146,228,941             100.00%
                                 -----           ------          ------------             ------

                                                 APRs


                                                                     Aggregate
                               Number         Percentage of        Cut-off Date           Percentage of
                                 of            Number of             Contract             Cut-off Date
APR                            Contracts       Contracts         Principal Balance        Pool Balance
---                            ---------      -------------      -----------------        ------------
 7.01% -  8.00% . . . . . . .      130            3.58%            $   8,057,185              5.51%
 8.01% -  9.00% . . . . . . .      376           10.35                21,080,815             14.42
 9.01% - 10.00% . . . . . . .      845           23.25                36,941,521             25.26
10.01% - 11.00% . . . . . . .      976           26.85                41,059,460             28.07
11.01% - 12.00% . . . . . . .      802           22.07                27,387,340             18.73
12.01% - 13.00% . . . . . . .      311            8.56                 8,592,195              5.88
13.01% - 14.00% . . . . . . .      138            3.80                 2,333,085              1.60
14.01% - 15.00% . . . . . . .       56            1.54                   777,339              0.53
                                 -----          ------             -------------            ------
   Total  . . . . . . . . . .    3,634          100.00%            $ 146,228,941            100.00%
                                 -----          ------             -------------            ------

                                        Remaining Term to Maturity


                                                                   Aggregate
                               Number        Percentage of       Cut-off Date           Percentage of
                                 of            Number of           Contract             Cut-off Date
Remaining Term               Contracts         Contracts       Principal Balance        Pool Balance
--------------               ---------       -------------     -----------------        ------------
Less Than 121 months . . . .       412           11.34%            $   6,989,882              4.78%
121 - 180 months . . . . . .       539           14.83                12,990,752              8.88
181 - 240 months . . . . . .       491           13.51                15,604,576             10.67
241 - 300 months . . . . . .       523           14.39                21,516,081             14.71
301 - 360 months . . . . . .     1,669           45.93                89,127,650             60.96
                                 -----          ------             -------------            ------
  Total  . . . . . . . . . .     3,634          100.00%            $ 146,228,941            100.00%
                                 -----          ------             -------------            ------




      IndyMac Manufactured Housing Contract Pass-Through Certificates,
                                Series 1998-1
                           COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY
 --------------------------------------------------------------------------
    Class               Original    Coupon   Avg.   CBE    1st   Last  Mod.
    Name & Type             Par       %      Life  Yield   Pay   Pay   Dur.
 --------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR         7,000,000    5.6760   0.28  5.842   4/98  8/98  0.27
    A2  SENIOR        26,850,000    6.4000   1.35  6.221   8/98  5/00  1.25
    A3  SENIOR        24,350,000    6.2500   3.10  6.220   5/00  3/02  2.74
    A4  SENIOR        18,300,000    6.4000   5.10  6.411   3/02  9/04  4.23
    A5  SENIOR        39,020,000    6.9000  11.63  6.960   9/04  4/14  7.62
    M   AA MEZZ       11,699,000    7.0750  10.19  7.120  10/02  4/14  6.81
    B1  BBB SUB       12,429,000    7.6250   7.67  7.670  10/02  1/10  5.55
    B2  BB SUB         6,580,841    ------  14.93  -----   1/10  4/14  ----
 -------------------------------
 TO MATURITY:
    A5  SENIOR        39,020,000    6.9000 12.43   6.961   9/04  1/22  7.83
    M   AA MEZZ       11,699,000    7.0750 10.59   7.121  10/02  7/18  6.93
    B1  BBB SUB       12,429,000    7.6250  7.67   7.670  10/02  1/10  5.55
    B2  BB SUB         6,580,841    ------ 18.22   -----   1/10 11/25  ----
 --------------------------------------------------------------------------
(1) Data assumes a prepayment speed of 180% MHP.

(2) Coupon and price assumed for computational materials.

(3) B2 Certificates are not being offered.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

      INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-1
                           COMPUTATIONAL MATERIALS

  BOND PROFILE SUMMARY
  -----------------------------------------------------------------------------
  Percent of MHP:           0       100       150       180       200       300
  -----------------------------------------------------------------------------
  A1 SENIOR
  Price: 100-00      Coupon: 5.6760                 Original Par:     7,000,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            5.84      5.85      5.85      5.84      5.84      5.84
  Average Life:          0.70      0.37      0.31      0.28      0.27      0.22
  Duration:              0.67      0.36      0.30      0.27      0.26      0.21
  First Prin Pay:        4/98      4/98      4/98      4/98      4/98      4/98
  Last Prin Pay:         6/99     11/98      9/98      8/98      8/98      7/98
  -----------------------------------------------------------------------------
  A2 SENIOR
  Price: 99-29       Coupon: 6.4000                 Original Par:    26,850,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            6.42      6.31      6.25      6.22      6.20      6.10
  Average Life:          6.98      2.08      1.55      1.35      1.25      0.91
  Duration:              5.39      1.88      1.43      1.25      1.16      0.86
  First Prin Pay:       10/00     11/98      9/98      8/98      8/98      7/98
  Last Prin Pay:        11/08      8/01      9/00      5/00      3/00      8/99
  -----------------------------------------------------------------------------
  A3 SENIOR
  Price: 99-28+      Coupon: 6.2500                 Original Par:    24,350,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            6.30      6.26      6.23      6.22      6.21      6.17
  Average Life:         13.34      4.88      3.59      3.10      2.84      2.02
  Duration:              8.80      4.09      3.13      2.74      2.53      1.85
  First Prin Pay:       11/08      8/01      9/00      5/00      3/00      8/99
  Last Prin Pay:         2/14      7/04     11/02      3/02     11/01     10/00
  -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS

  BOND PROFILE SUMMARY
  -----------------------------------------------------------------------------
  Percent of MHP:          0       100       150       180       200        300
  -----------------------------------------------------------------------------
  A4 SENIOR
  Price: 99-28+      Coupon: 6.4000                 Original Par:    18,300,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            6.46      6.43      6.42      6.41      6.40      6.37
  Average Life:         18.43      8.17      6.12      5.10      4.54      3.11
  Duration:             10.54      6.18      4.92      4.23      3.83      2.74
  First Prin Pay:        2/14      7/04     11/02      3/02     11/01     10/00
  Last Prin Pay:         2/19      7/08     12/05      9/04     11/03     10/01
  -----------------------------------------------------------------------------
  A5 SENIOR
  Price: 99-27       Coupon: 6.9000                 Original Par:    39,020,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            6.97      6.97      6.96      6.96      6.96      6.94
  Average Life:         25.35     16.87     13.42     11.63     10.55      6.65
  Duration:             11.64      9.54      8.35      7.62      7.13      5.06
  First Prin Pay:        2/19      7/08     12/05      9/04     11/03     10/01
  Last Prin Pay:         2/26      2/20      4/16      4/14      2/13     11/08
  ---------------------------
  TO MATURITY:
  Bond Yield:            6.97      6.97      6.96      6.96      6.96      6.94
  Average Life:         25.53     17.55     14.22     12.43     11.31      7.12
  Duration:             11.67      9.67      8.54      7.83      7.35      5.25
  First Prin Pay:        2/19      7/08     12/05      9/04     11/03     10/01
  Last Prin Pay:         7/27     12/25      9/23      1/22     11/20      5/15
  -----------------------------------------------------------------------------
  M AA MEZZ
  Price: 99-30       Coupon: 7.0750                 Original Par:    11,699,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            7.14      7.13      7.12      7.12      7.12      7.11
  Average Life:         23.33     14.34     11.25     10.19      9.69      7.92
  Duration:             11.04      8.44      7.24      6.81      6.61      5.81
  First Prin Pay:        6/14     10/04      1/03     10/02     10/02     10/02
  Last Prin Pay:         2/26      2/20      4/16      4/14      2/13     11/08
  ---------------------------
  TO MATURITY:
  Bond Yield:            7.14      7.13      7.12      7.12      7.12      7.11
  Average Life:         23.42     14.66     11.62     10.59     10.14      8.51
  Duration:             11.05      8.50      7.33      6.93      6.75      6.05
  First Prin Pay:        6/14     10/04      1/03     10/02     10/02     10/02
  Last Prin Pay:         1/27      7/23      5/20      7/18      7/17      6/13
  -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS

  BOND PROFILE SUMMARY
  -----------------------------------------------------------------------------
  Percent of MHP:           0       100       150       180       200       300
  -----------------------------------------------------------------------------
  B1 BBB SUB
  Price: 99-29+      Coupon: 7.6250                 Original Par:    12,429,000
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            7.70      7.69      7.67      7.67      7.67      7.66
  Average Life:         21.19     11.08      8.38      7.67      7.42      6.57
  Duration:             10.16      7.13      5.91      5.55      5.42      4.98
  First Prin Pay:        6/14     10/04      1/03     10/02     10/02     10/02
  Last Prin Pay:        11/23      1/15      4/11      1/10      6/09      6/07
  ---------------------------
  TO MATURITY:
  Bond Yield:            7.70      7.69      7.67      7.67      7.67      7.66
  Average Life:         21.19     11.08      8.38      7.67      7.42      6.57
  Duration:             10.16      7.13      5.91      5.55      5.42      4.98
  First Prin Pay:        6/14     10/04      1/03     10/02     10/02     10/02
  Last Prin Pay:        11/23      1/15      4/11      1/10      6/09      6/07
  -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS

  BOND PROFILE SUMMARY
  -----------------------------------------------------------------------------
  Percent of MHP:           0       100       150       180       200       300
  -----------------------------------------------------------------------------
  B2 BB SUB
  Price: 99-31+      Coupon: 8.9250                 Original Par:     6,580,841
  -----------------------------------------------------------------------------
  TO CALL:
  Bond Yield:            9.03      9.03      9.02      9.02      9.02      9.00
  Average Life:         27.37     20.50     16.66     14.93     13.99     10.48
  Duration:              9.92      9.09      8.36      7.96      7.71      6.58
  First Prin Pay:       11/23      1/15      4/11      1/10      6/09      6/07
  Last Prin Pay:         2/26      2/20      4/16      4/14      2/13     11/08
  ---------------------------
  TO MATURITY:
  Bond Yield:            9.03      9.03      9.03      9.02      9.02      9.02
  Average Life:         27.90     22.78     19.71     18.22     17.37     13.78
  Duration:              9.96      9.33      8.78      8.48      8.31      7.48
  First Prin Pay:       11/23      1/15      4/11      1/10      6/09      6/07
  Last Prin Pay:        10/27      5/27      8/26     11/25      2/25      4/20
  -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class A-1
  --------------------------------------------------------------------------------------
  Percentof MHP:          0         100         150         180         200          300
  --------------------------------------------------------------------------------------
  Initial Percent       100         100         100         100         100          100
  March 25, 1999         19           0           0           0           0            0
  March 25, 2000          0           0           0           0           0            0
  March 25, 2001          0           0           0           0           0            0
  March 25, 2002          0           0           0           0           0            0
  March 25, 2003          0           0           0           0           0            0
  March 25, 2004          0           0           0           0           0            0
  March 25, 2005          0           0           0           0           0            0
  March 25, 2006          0           0           0           0           0            0
  March 25, 2007          0           0           0           0           0            0
  March 25, 2008          0           0           0           0           0            0
  March 25, 2009          0           0           0           0           0            0
  March 25, 2010          0           0           0           0           0            0
  March 25, 2011          0           0           0           0           0            0
  March 25, 2012          0           0           0           0           0            0
  March 25, 2013          0           0           0           0           0            0
  March 25, 2014          0           0           0           0           0            0
  March 25, 2015          0           0           0           0           0            0
  March 25, 2016          0           0           0           0           0            0
  March 25, 2017          0           0           0           0           0            0
  March 25, 2018          0           0           0           0           0            0
  March 25, 2019          0           0           0           0           0            0
  March 25, 2020          0           0           0           0           0            0
  March 25, 2021          0           0           0           0           0            0
  March 25, 2022          0           0           0           0           0            0
  March 25, 2023          0           0           0           0           0            0
  March 25, 2024          0           0           0           0           0            0
  March 25, 2025          0           0           0           0           0            0
  March 25, 2026          0           0           0           0           0            0
  March 25, 2027          0           0           0           0           0            0
  March 25, 2028          0           0           0           0           0            0

  Avg Life In Years:    0.7         0.4         0.3         0.3         0.3          0.2


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class A-2
  ------------------------------------------------------------------------------------
  Percent of MHP:       0         100         150         180         200          300
  ------------------------------------------------------------------------------------
  Initial Percent     100         100         100         100         100          100
  March 25, 1999      100          87          74          66          61           35
  March 25, 2000      100          50          23           8           0            0
  March 25, 2001       96          14           0           0           0            0
  March 25, 2002       86           0           0           0           0            0
  March 25, 2003       76           0           0           0           0            0
  March 25, 2004       64           0           0           0           0            0
  March 25, 2005       51           0           0           0           0            0
  March 25, 2006       37           0           0           0           0            0
  March 25, 2007       22           0           0           0           0            0
  March 25, 2008        9           0           0           0           0            0
  March 25, 2009        0           0           0           0           0            0
  March 25, 2010        0           0           0           0           0            0
  March 25, 2011        0           0           0           0           0            0
  March 25, 2012        0           0           0           0           0            0
  March 25, 2013        0           0           0           0           0            0
  March 25, 2014        0           0           0           0           0            0
  March 25, 2015        0           0           0           0           0            0
  March 25, 2016        0           0           0           0           0            0
  March 25, 2017        0           0           0           0           0            0
  March 25, 2018        0           0           0           0           0            0
  March 25, 2019        0           0           0           0           0            0
  March 25, 2020        0           0           0           0           0            0
  March 25, 2021        0           0           0           0           0            0
  March 25, 2022        0           0           0           0           0            0
  March 25, 2023        0           0           0           0           0            0
  March 25, 2024        0           0           0           0           0            0
  March 25, 2025        0           0           0           0           0            0
  March 25, 2026        0           0           0           0           0            0
  March 25, 2027        0           0           0           0           0            0
  March 25, 2028        0           0           0           0           0            0

  Avg Life In Years:  7.0         2.1         1.5         1.4         1.2          0.9


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class A-3
  -----------------------------------------------------------------------------------------
  Percent of MHP:           0         100         150         180         200          300
  ----------------------------------------------------------------------------------------
  Initial Percent         100         100         100         100         100          100
  March 25, 1999          100         100         100         100         100          100
  March 25, 2000          100         100         100         100          98           44
  March 25, 2001          100         100          74          50          35            0
  March 25, 2002          100          78          27           0           0            0
  March 25, 2003          100          43           0           0           0            0
  March 25, 2004          100           9           0           0           0            0
  March 25, 2005          100           0           0           0           0            0
  March 25, 2006          100           0           0           0           0            0
  March 25, 2007          100           0           0           0           0            0
  March 25, 2008          100           0           0           0           0            0
  March 25, 2009           94           0           0           0           0            0
  March 25, 2010           76           0           0           0           0            0
  March 25, 2011           56           0           0           0           0            0
  March 25, 2012           34           0           0           0           0            0
  March 25, 2013           16           0           0           0           0            0
  March 25, 2014            0           0           0           0           0            0
  March 25, 2015            0           0           0           0           0            0
  March 25, 2016            0           0           0           0           0            0
  March 25, 2017            0           0           0           0           0            0
  March 25, 2018            0           0           0           0           0            0
  March 25, 2019            0           0           0           0           0            0
  March 25, 2020            0           0           0           0           0            0
  March 25, 2021            0           0           0           0           0            0
  March 25, 2022            0           0           0           0           0            0
  March 25, 2023            0           0           0           0           0            0
  March 25, 2024            0           0           0           0           0            0
  March 25, 2025            0           0           0           0           0            0
  March 25, 2026            0           0           0           0           0            0
  March 25, 2027            0           0           0           0           0            0
  March 25, 2028            0           0           0           0           0            0

  Avg Life In Years:     13.3         4.9         3.6         3.1         2.8          2.0


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class A-4
  ---------------------------------------------------------------------------------------
  Percent of MHP:           0         100         150         180         200         300
  ---------------------------------------------------------------------------------------
  Initial Percent         100         100         100         100         100          100
  March 25, 1999          100         100         100         100         100          100
  March 25, 2000          100         100         100         100         100          100
  March 25, 2001          100         100         100         100         100           52
  March 25, 2002          100         100         100          98          73            0
  March 25, 2003          100         100          83          47          22            0
  March 25, 2004          100         100          50          14           0            0
  March 25, 2005          100          77          20           0           0            0
  March 25, 2006          100          51           0           0           0            0
  March 25, 2007          100          27           0           0           0            0
  March 25, 2008          100           6           0           0           0            0
  March 25, 2009          100           0           0           0           0            0
  March 25, 2010          100           0           0           0           0            0
  March 25, 2011          100           0           0           0           0            0
  March 25, 2012          100           0           0           0           0            0
  March 25, 2013          100           0           0           0           0            0
  March 25, 2014           96           0           0           0           0            0
  March 25, 2015           77           0           0           0           0            0
  March 25, 2016           58           0           0           0           0            0
  March 25, 2017           37           0           0           0           0            0
  March 25, 2018           17           0           0           0           0            0
  March 25, 2019            0           0           0           0           0            0
  March 25, 2020            0           0           0           0           0            0
  March 25, 2021            0           0           0           0           0            0
  March 25, 2022            0           0           0           0           0            0
  March 25, 2023            0           0           0           0           0            0
  March 25, 2024            0           0           0           0           0            0
  March 25, 2025            0           0           0           0           0            0
  March 25, 2026            0           0           0           0           0            0
  March 25, 2027            0           0           0           0           0            0
  March 25, 2028            0           0           0           0           0            0

  Avg Life In Years:     18.4         8.2         6.1         5.1         4.5          3.1


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class A-5
  -----------------------------------------------------------------------------------------
  Percent of MHP:            0         100         150         180         200          300
  -----------------------------------------------------------------------------------------
  Initial Percent          100         100         100         100         100          100
  March 25, 1999           100         100         100         100         100          100
  March 25, 2000           100         100         100         100         100          100
  March 25, 2001           100         100         100         100         100          100
  March 25, 2002           100         100         100         100         100           84
  March 25, 2003           100         100         100         100         100           60
  March 25, 2004           100         100         100         100          95           48
  March 25, 2005           100         100         100          92          81           38
  March 25, 2006           100         100          96          80          69           30
  March 25, 2007           100         100          85          69          59           24
  March 25, 2008           100         100          75          60          50           19
  March 25, 2009           100          93          66          52          43           15
  March 25, 2010           100          84          58          44          36           12
  March 25, 2011           100          76          50          37          30            9
  March 25, 2012           100          68          43          31          25            7
  March 25, 2013           100          61          37          27          21            5
  March 25, 2014           100          54          32          22          17            3
  March 25, 2015           100          48          27          19          14            0
  March 25, 2016           100          42          23          15          11            0
  March 25, 2017           100          36          19          12           9            0
  March 25, 2018           100          31          16          10           6            0
  March 25, 2019            99          27          13           7           4            0
  March 25, 2020            89          23          11           4           1            0
  March 25, 2021            79          18           7           2           0            0
  March 25, 2022            67          14           4           0           0            0
  March 25, 2023            56          11           1           0           0            0
  March 25, 2024            45           7           0           0           0            0
  March 25, 2025            34           3           0           0           0            0
  March 25, 2026            21           0           0           0           0            0
  March 25, 2027             6           0           0           0           0            0
  March 25, 2028             0           0           0           0           0            0
  Avg Life In Years:      25.5        17.5        14.2        12.4        11.3          7.1


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class M
  ---------------------------------------------------------------------------------------------
  Percent of MHP:                0         100         150         180          200         300
  ---------------------------------------------------------------------------------------------
  Initial Percent              100         100         100         100          100         100
  March 25, 1999               100         100         100         100          100         100
  March 25, 2000               100         100         100         100          100         100
  March 25, 2001               100         100         100         100          100         100
  March 25, 2002               100         100         100         100          100         100
  March 25, 2003               100         100          97          93           93          90
  March 25, 2004               100         100          86          81           80          72
  March 25, 2005               100          96          76          71           68          58
  March 25, 2006               100          87          67          61           58          46
  March 25, 2007               100          79          59          53           50          36
  March 25, 2008               100          72          52          46           42          28
  March 25, 2009               100          66          46          39           36          22
  March 25, 2010               100          59          40          34           30          17
  March 25, 2011               100          53          35          29           25          13
  March 25, 2012               100          48          30          24           21           8
  March 25, 2013               100          43          26          20           17           1
  March 25, 2014               100          38          22          17           14           0
  March 25, 2015                95          34          19          14           12           0
  March 25, 2016                89          30          16          12            6           0
  March 25, 2017                82          26          13           6            1           0
  March 25, 2018                75          22          10           1            0           0
  March 25, 2019                69          19           5           0            0           0
  March 25, 2020                62          16           1           0            0           0
  March 25, 2021                55          13           0           0            0           0
  March 25, 2022                47           8           0           0            0           0
  March 25, 2023                39           2           0           0            0           0
  March 25, 2024                32           0           0           0            0           0
  March 25, 2025                24           0           0           0            0           0
  March 25, 2026                15           0           0           0            0           0
  March 25, 2027                 0           0           0           0            0           0
  March 25, 2028                 0           0           0           0            0           0

  Avg Life In Years:          23.4        14.7        11.6        10.6         10.1         8.5


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class B-1
  ---------------------------------------------------------------------------------------------
  Percent of MHP:                0         100         150         180          200         300
  ---------------------------------------------------------------------------------------------
  Initial Percent              100         100         100         100          100         100
  March 25, 1999               100         100         100         100          100         100
  March 25, 2000               100         100         100         100          100         100
  March 25, 2001               100         100         100         100          100         100
  March 25, 2002               100         100         100         100          100         100
  March 25, 2003               100         100          96          90           89          85
  March 25, 2004               100         100          79          71           69          58
  March 25, 2005               100          93          64          55           52          35
  March 25, 2006               100          80          50          40           36          17
  March 25, 2007               100          68          38          28           23           2
  March 25, 2008               100          57          27          17           12           0
  March 25, 2009               100          47          18           7            2           0
  March 25, 2010               100          38           9           0            0           0
  March 25, 2011               100          29           1           0            0           0
  March 25, 2012               100          20           0           0            0           0
  March 25, 2013               100          12           0           0            0           0
  March 25, 2014               100           5           0           0            0           0
  March 25, 2015                93           0           0           0            0           0
  March 25, 2016                83           0           0           0            0           0
  March 25, 2017                72           0           0           0            0           0
  March 25, 2018                62           0           0           0            0           0
  March 25, 2019                53           0           0           0            0           0
  March 25, 2020                43           0           0           0            0           0
  March 25, 2021                31           0           0           0            0           0
  March 25, 2022                19           0           0           0            0           0
  March 25, 2023                 6           0           0           0            0           0
  March 25, 2024                 0           0           0           0            0           0
  March 25, 2025                 0           0           0           0            0           0
  March 25, 2026                 0           0           0           0            0           0
  March 25, 2027                 0           0           0           0            0           0
  March 25, 2028                 0           0           0           0            0           0

  Avg Life In Years:          21.2        11.1         8.4         7.7          7.4         6.6


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON

          INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                   SERIES 1998-1
                               COMPUTATIONAL MATERIALS


  Percent of Principal Outstanding of Class B-2
  ---------------------------------------------------------------------------------------------
  Percent of MHP:                0         100         150         180          200         300
  ---------------------------------------------------------------------------------------------
  Initial Percent              100         100         100         100          100         100
  March 25, 1999               100         100         100         100          100         100
  March 25, 2000               100         100         100         100          100         100
  March 25, 2001               100         100         100         100          100         100
  March 25, 2002               100         100         100         100          100         100
  March 25, 2003               100         100         100         100          100         100
  March 25, 2004               100         100         100         100          100         100
  March 25, 2005               100         100         100         100          100         100
  March 25, 2006               100         100         100         100          100         100
  March 25, 2007               100         100         100         100          100         100
  March 25, 2008               100         100         100         100          100          82
  March 25, 2009               100         100         100         100          100          64
  March 25, 2010               100         100         100          97           88          50
  March 25, 2011               100         100         100          83           73          38
  March 25, 2012               100         100          87          69           61          33
  March 25, 2013               100         100          75          59           50          33
  March 25, 2014               100         100          65          49           42          33
  March 25, 2015               100          98          55          41           34          33
  March 25, 2016               100          85          47          34           33          24
  March 25, 2017               100          74          39          33           33          16
  March 25, 2018               100          63          33          33           33           9
  March 25, 2019               100          54          33          33           33           4
  March 25, 2020               100          46          33          33           33           0
  March 25, 2021               100          37          33          33           29           0
  March 25, 2022               100          33          33          31           19           0
  March 25, 2023               100          33          33          20           11           0
  March 25, 2024                91          33          27          11            5           0
  March 25, 2025                68          33          15           4            0           0
  March 25, 2026                43          26           4           0            0           0
  March 25, 2027                33           2           0           0            0           0
  March 25, 2028                 0           0           0           0            0           0

  Avg Life In Years:          27.9        22.8        19.7        18.2         17.4        13.8


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  CREDIT | FIRST
  SUISSE | BOSTON